UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019
Aerojet Rocketdyne Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 252-8100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aerojet Rocketdyne Holdings, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) on May 9, 2019 virtually, conducted via a live webcast. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.
The election of seven directors to the Company’s Board of Directors to serve until the 2020 annual meeting of stockholders. The nominees for election were Kevin, P. Chilton, Thomas A. Corcoran, Eileen P. Drake, James R. Henderson, Warren G. Lichtenstein, Lance W. Lord, and Martin Turchin;

2.	An advisory vote to approve a resolution approving executive compensation;

3.
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending December 31, 2019; and

4.	Approval of the 2019 Equity and Performance Incentive Plan.
The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 74,566,156 shares of the 78,667,616 shares of the Company’s common stock entitled to vote, were as follows:

1.
The election of each of Ms. Drake and Messrs. Chilton, Corcoran, Henderson, Lichtenstein, Lord, and Turchin as directors of the Company to serve until the 2020 annual meeting of stockholders, and until his or her successor is elected and qualified, was approved as follows:

	For	Withheld	Broker Non-Votes
Kevin P. Chilton	69,906,969	483,343	4,175,844
Thomas A. Corcoran	60,303,322	10,086,990	4,175,844
Eileen P. Drake	69,714,890	675,422	4,175,844
James R. Henderson	57,614,294	12,776,018	4,175,844
Warren G. Lichtenstein	65,821,471	4,568,841	4,175,844
Lance W. Lord	69,854,977	535,335	4,175,844
Martin Turchin	60,055,562	10,334,750	4,175,844

2.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
69,451,830	798,190	140,292	4,175,844

3.	The stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
73,649,169	837,041	79,946	—

4.	The stockholders approved the 2019 Equity and Performance Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
68,583,976	1,717,216	89,120	4,175,844

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2019	Aerojet Rocketdyne Holdings, Inc.

	By:	/s/ Arjun L. Kampani
Arjun L. Kampani
Vice President, General Counsel and Secretary